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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) March 17, 2003


                     Merrill Lynch Mortgage Investors, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                     333-47270                 33-3416059
----------------------------         --------------          -------------------
(STATE OR OTHER JURISDICTION          (COMMISSION             (I.R.S. EMPLOYER
      OF INCORPORATION)               FILE NUMBER)           IDENTIFICATION NO.)

4 World Financial Center
New York, New York                                                 10281
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(ADDRESS OF PRINCIPAL EXECUTIVE                                  (ZIP CODE)
           OFFICES)


Registrant's telephone number, including area code, is (212) 449-1000





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


                                       -2-


Item 5.  OTHER EVENTS.
         -------------


          The Registrant plans a series of certificates, entitled Mortgage Pass-Through Certificates, MLMI Series 2003-A2 (the "Certificates"), to be issued pursuant to a Pooling and Servicing Agreement to be dated as of March 1, 2003, between the Registrant as seller, Wells Fargo Bank Minnesota, National Association, as master servicer and securities administrator, and Bank One, National Association, as trustee.

     Collateral Term Sheets

          The Registrant has been advised by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter"), that the Underwriter has furnished to prospective investors certain materials, herein referred to as "Collateral Term Sheets," in written form, which Collateral Term Sheets are in the nature of data tables and term information relating the Mortgage Loans or other assets of the Trust Fund.

          The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

          The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits
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         (a)      Financial Statements.
                  ---------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  --------------------------------

                  Not applicable.

         (c)      Exhibits
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                   ITEM 601(A) OF
                   REGULATION S-K
EXHIBIT NO.         EXHIBIT NO.                    DESCRIPTION
-----------         -----------                    -----------
     1                  99            Collateral Term Sheets (as defined in Item
                                      5) that have been provided by the
                                      Underwriter to certain prospective
                                      purchasers of Mortgage Pass-Through
                                      Certificates, MLMI Series 2003-A2 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427,
                                      August 7, 1997)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                             MERRILL LYNCH MORTGAGE INVESTORS,
                                             INC.

                                             By:  /s/: John Winchester
                                                 -------------------------------
                                             Name:     John Winchester
                                             Title:


Dated: March 17, 2003

                                  EXHIBIT INDEX



                    Item 601(a) of     Sequentially
                    Regulation S-K     Numbered
Exhibit Number      Exhibit No.        Description                Page
--------------      -----------        -----------                ----
1                   99                 Preliminary Collateral     Filed Manually
                                       Term Sheet